UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
March 5, 2015 (February 27, 2015)

Diversicare Healthcare Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

2015 Salaries

The Compensation Committee of the Board approved on February 27, 2015 the following base salaries for the Named Executive Officers for 2015:

Named Executive Officer         Title                2015 Salary
Kelly J. Gill                Chief Executive Officer         $ 500,000
Leslie D. Campbell            Chief Operating Officer         $ 330,000
James R. McKnight, Jr.            Chief Financial Officer         $ 302,500

2015 Annual Incentive Plan

The Compensation Committee of the Board approved on February 27, 2015, the following Annual Incentive Plan for the Named Executive Officers for 2015:

Named Executive Officer         2015 Bonus Potential
Kelly J. Gill                    $ 600,000
Leslie D. Campbell                $ 396,000
James R. McKnight, Jr.                $ 363,000

The Bonus Potential will be based on achieving certain objective metrics as follows:

•	33.33% of Bonus Potential based on achieving a targeted revenue run rate;

•	33.33% of Bonus Potential based on achieving a targeted EBITDA growth;

•	33.33% of Bonus Potential discretionary based on company performance.

Additional Long Term Incentive

The Compensation Committee also approved the continuation of the long term incentive bonus originally approved on February 28, 2014 for an additional one-time bonus for each Named Executive Officer equal to 100% of his or her respective then current annual base salary upon the achievement of $20 million in EBITDA for a trailing four quarter period.

Restricted Stock Grants

In connection with the Company’s 2014 performance, on February 27, 2015, the Compensation Committee approved the grant of restricted shares of common stock of the Company to be granted on March 10, 2015, to certain executive officers, which shares of restricted stock will vest 1/3 on the first, second and third anniversary of the date of grant.

Named Executive Officer         Number of Shares
Kelly J. Gill                    25,000
Leslie D. Campbell                12,500
James R. McKnight, Jr.                12,500

2014 Bonuses

On February 27, 2015, the Compensation Committee recommended and the Board approved the payment of bonuses for the Named Executive Officers based upon the Company’s and their individual performance in 2014, as follows:

Named Executive Officer         2014 Bonus
Kelly J. Gill                $ 450,000
Leslie D. Campbell            $ 300,000
James R. McKnight, Jr.            $ 275,000

Pursuant to the terms of the 2008 Stock Purchase Plan for Key Personnel, Mr. Gill has elected to receive $157,500 of his cash bonus in restricted stock units, Ms. Campbell has elected to receive $90,000 of her cash bonus in restricted stock units and Mr. McKnight has elected to receive $68,750 of his cash bonus in restricted stock units. The price for the restricted stock units is equal to 85% of the closing price of the Company’s stock on March 10, 2015, the date the cash bonuses will be paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSICARE HEALTHCARE SERVICES, INC.

By:    /s/ James R. McKnight, Jr.
James R. McKnight, Jr.
Chief Financial Officer

Date:    March 5, 2015